UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 17, 2006 (January 6, 2006)
MEDICAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction	(I. R. S. Employer
of incorporation or organization)	Identification No.)

1000 Urban Center Drive, Suite 501
Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(205) 969-3755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
     The Registrant hereby amends its Report on Form 8-K, filed with the Securities and Exchange Commission on January 6, 2006, to update and file the financial statements required by Item 9.01 of Form 8-K. That Report on Form 8-K reported the acquisition of the Registrant’s Sherman Oaks, California facility.
   (a) Financial Statements of Business Acquired.
   The financial statements of Prime Healthcare Services, Inc. are incorporated by reference to Post-Effective Amendment No. 5 to Form S-11 (File No. 333-121833) filed with the Commission on March 15, 2006.

(b)	Pro Forma Financial Information.
      Pro forma financial information regarding the Sherman Oaks facility is incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-11 (File No. 333-121833) filed with the Commission on March 15, 2006.
(c)	Exhibits:

23.1	Consent of Moss Adams LLP
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.
(Registrant)

By:	/s/ R. Steven Hamner

R. Steven Hamner
Executive Vice President
and Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: March 17, 2006

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